SPARTAN STORES, INC.
                    			      1994 FACT SHEET

A leading force in the grocery industry and a growing, forward-moving distribution center.

As our industry continues to evolve in the development and deployment of technological and distribution systems, we intend to remain in the forefront of change, confident that Spartan Stores will continue to light the way for its retail customers by providing quality products and services in a cost-effective manner. This enables retailers to excel in serving the needs of their customers in the face of any competitive challenge.

Statistics
- - - - Founded in 1917 as the Grand Rapids Wholesale Grocery Company.
- - - - Serving 475 independently-owned grocery stores in Michigan, Indiana and Ohio.
- - - - Net sales for 1993-94: $2,189,494,805.
- - - - U.S. ranking as grocery wholesaler: #7 on the list of the top 50 in the U.S.
- - - - U.S. ranking for convenience store distributors: #8 (includes both J.F. Walker & L&L/Jiroch).
  Source: U.S. Distribution Journal, Aug. 15, 1993
- - - - Spartan Stores, Inc. and subsidiaries serve over 14,300 customer locations in nine states.

Subsidiaries
- - - - Capistar, Inc. - A food wholesaler based in Holt, MI, serving over 200 grocery stores in Michigan and Ohio. Full-service warehouse offering specialty foods, Shurfine private label products, Piggly Wiggly franchise and licensed Budget Pantry LAS (limited assortment store) format.
- - - - J.F. Walker Company, Inc. - Nations 8th largest convenience store distributor and the largest subsidiary of Spartan Stores, Inc.
  Provides full-line product selections and support programs for 7,100 customer locations in Michigan, Indiana, Ohio, Kentucky, Illinois, Tennessee, West Virginia, Georgia and Pennsylvania.
- - - - L&L/Jiroch Distributing Company - A convenience store distributor based in Grand Rapids, Michigan, serving over 1,500 accounts in Michigan, Indiana and Ohio.
- - - - Market Development Corporation - Established in 1960 by Spartan Stores, Inc. Serves strictly as a real estate holding company.
- - - - Shield Benefit Administrators, Inc. - A third party administrator providing a variety of services for employee benefit management.
- - - - Shield Insurance Services, Inc. - An all-line insurance agency located in Grand Rapids, Michigan.
- - - - Spartan Insurance Company, Ltd. - An insurance company serving Spartan Stores' retailers.
- - - - United Wholesale Grocery Company - A cash 'n carry wholesaler serving 5,000 convenience stores from 12 locations in Michigan and Ohio.

Distribution Center
Our efficient distribution system results in greater buying power and market strength.

Locations:      Corporate headquarters - 135 acres in Grand Rapids, Michigan
		(Cross-docking with Sysco Frost Pack)
		Second facility - Plymouth, Michigan

Technology
- - - -  ECR - Efficient Consumer Response - Electronic Marketing
   - Scanning  - LAN Local Area Network
- - - -  Frequent Shopper Programs  -EPS - Electric Payment System
   - EDI - Electronic Data Interchange
- - - - Client Server Technology - Data Enterprise Modeling - Business Process Re-engineering
- - - -  Object Oriented Development

Products
- - - - Warehousing over 46,000 products including meat, bakery, deli, produce, floral, frozen/dairy, general merchandise, grocery, seafood
- - - - Strong private label line with 1300 Spartan brand products including low-salt, low-sugar, low-fat varieties; 1994 marks the 40th birthday of Spartan brand
- - - -  SAVE RITE private label products now number more than 240!

Consumer Focus
- - - - M-Fit Program - uses in-store shelf labeling to help consumers make healthy eating choices.
- - - - Recipe Program - Nutrition labeling seminars - Convenience & prepared foods
- - - -  Health and nutrition foods  - Quality Assurance Specialist on staff
- - - - One of very few grocery wholesalers with a Registered Dietician on staff

Progressive Employer
- - - - Complete benefit packages - Tuition reimbursement - 401K - Bonus health credits
- - - -  Wellness Program  - Associate Assistance Program  - Career
   Development
- - - - Open forums with Executive Officers - Diversity Awareness - In-house training - Cross-training
- - - -  Cross-functional team decision-making & planning - Work team concept

Environmental Recycling Achievements
These 1993 figures reflect the combined recycling efforts of Spartan Stores, Inc. and retailers.

- - - -  Corrugated-33,650 tons  - Stretch wrap-105 tons  - Milk jugs-73 tons
- - - - Plastic bags-98.5 tons - Polystyrene - 87 tons - Beverage containers-296.5 tons - Office paper-176 tons

Community Involvement
- - - - Exclusive sponsor of the Michigan Special Olympics Summer Games for 10 years
- - - -  Major contributor to Ohio & Indiana Special Olympics State Summer
   Games
- - - - Sponsor of Walter Hagen Golf Classic benefiting American Cancer Society of Kent County
- - - - Participants in Junior Achievement, United Way, Union High School partnership
- - - - Contribute to National Emergency Relief for flood, hurricane and earthquake victims
- - - - Spartan Stores Reclamation Center donated 1,653,263 pounds of food in 1993 to state food banks, International Aid, the American Red Cross and local soup kitchens and organizations
- - - - Cash for Labels Program distributed $98,735.46 in 1993 to community organizations

Spartan Stores Officers     Robert C. Morse           Kenneth Wagar
Patrick M. Quinn            Vice President, Human     Vice President,
President & CEO             Resources                 Procurement & Inbound
- - - - NGA-National Grocers      - NAWGA Human Resources   Logistics
Association (Board)         Task Force (Vice          - ECR Best Practices
- - - - NAWGA-Northern American   Chairman)                 Subcommittee
Wholesaler Grocers          - NAWGA Food              - Co-Chair of Physical
Association (Board)         Distribution Safety       Distribution Work Group
- - - - FMI-Food Marketing        Committee                 L. George Williams, Jr.
Institute (Board)           Midwest Grocers           Vice President, Grand
Charles Fosnaugh            (Board)                   Rapids Distribution
Senior Vice President,      - IRGA - Indiana Retail   - National Private Truck
Business Development        Grocers Association       Council (Board)
- - - - Michigan Grocers          (Board)                 - NAWGA Executive Task
Association (Board)         Dennis Otto               Force for Warehousing &
William May                 Vice President, Customer  Transportation
Senior Vice President,      Support Services        - M.S.U. Materials &
Distribution/Information    Joseph Smoliga, Jr.       Logistics Management
Services                    Vice President, Plymouth  Council
- - - - Executive Committee of    Operations
the NAWGA Information       - NAWGA Board of        Spokespeople/Media
Technology Task Force       Governors Productivity  Contacts
James B. Meyer              Committee               Jann McKellar
Senior Vice President,      - Associated Food       Corporate, Promotional &
Corporate Support           Dealers of Michigan     General Information
Services & Chief            (Board)                 (616) 878-2285 or
Financial Officer           - Associated Food       FAX (616) 878-2444
- - - - Michigan National Bank    Dealers Scholarship     Mary Dechow
(Board)                     Committee               Government Relations,
- - - - Coca-Cola Retailing                               Environment
Research Council                                    (616) 878-2469 or
						                                              FAX (616) 878-2775
                                          						    Shari Steinbach, R.D.
                                          						    Consumer Relations,
                                          						    Nutrition
                                          						    (616) 878-2756 or
                                          						    FAX (616) 878-2791

						                                              Spokesperson Policy
                                          						    The president of Spartan
                                          						    Stores, Inc. is the major
                                          						    spokesperson on any and
                                          						    all chosen issues.
                                          						    Spartan spokespeople will
                                          						    represent Spartan, when
                                          						    necessary, for
                                          						    distribution of news
                                          						    releases and verbal
                                          						    interviewing.